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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)   March 29, 2001
                                                --------------------------------


                                    JAWZ Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     24963                   98-0167013
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)




          12 Concorde Gate, Suite 900, Toronto, Ontario, Canada M3C 3N6
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:     (403) 508-5055
                                                   -----------------------------


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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         Since December 13, 2000, JAWZ has borrowed $4,195,000 USD from Thomson Kernaghan & Co. Limited ("TK") and has issued promissory notes as follows:

          DATE                                       AMOUNT
          ----                                       ------
          December 13, 2000                       $1,000,000
          January 26, 2001                        $1,000,000
          February 14, 2001                       $  400,000
          February 27, 2001                       $  945,000
          March 15, 2001                          $  850,000

         It was a term of the March 15, 2001 promissory note that JAWZ and TK enter into a secured loan agreement providing security for the total amount of $4,195,000 borrowed. On March 29, 2001, JAWZ and TK executed a loan agreement and security agreement (the "Agreements") charging all of the property and assets of JAWZ. Under the terms of the Agreements JAWZ can borrow up to $7.5 million dollars plus placement fees. To date, JAWZ has given consideration for $165,000 in placement fees.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      None

(b)      None.

(c)      Exhibits

         2.1 $1,000,000 JAWZ Inc. promissory note, dated December 13, 2000, granted to Thomson & Kernaghan & Co. Limited.

         2.2 $1,000,000 JAWZ Inc. promissory note, dated January 26, 2001, granted to Thomson & Kernaghan & Co. Limited.

         2.3 $400,000 JAWZ Inc. promissory note, dated February 14, 2001, granted to Thomson & Kernaghan & Co. Limited.

         2.4 $945,000 JAWZ Inc. promissory note, dated February 27, 2001, granted to Thomson & Kernaghan & Co. Limited.

         2.5 $850,000 JAWZ Inc. promissory note, dated March 15, 2001, granted to Thomson & Kernaghan & Co. Limited.

         2.6 Loan Agreement between JAWZ Inc., and Thomson & Kernaghan & Co. Limited, dated March 29, 2001.

         2.7 Security Agreement between JAWZ Inc., and Thomson & Kernaghan & Co. Limited, dated March 29, 2001.


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                                   SIGNATURES

         Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2001                  JAWZ, INC.


                                      By: /s/ Robert J. Kubbernus
                                          ------------------------------
                                          Name: Robert J. Kubbernus
                                          Title: Chief Executive Officer



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                                  EXHIBIT INDEX

2.1 $1,000,000 JAWZ Inc. promissory note, dated December 13, 2000, granted to Thomson & Kernaghan & Co. Limited.

2.2 $1,000,000 JAWZ Inc. promissory note, dated January 26, 2001, granted to Thomson & Kernaghan & Co. Limited.

2.3 $400,000 JAWZ Inc. promissory note, dated February 14, 2001, granted to Thomson & Kernaghan & Co. Limited.

2.4 $945,000 JAWZ Inc. promissory note, dated February 27, 2001, granted to Thomson & Kernaghan & Co. Limited.

2.5 $850,000 JAWZ Inc. promissory note, dated March 15, 2001, granted to Thomson & Kernaghan & Co. Limited.

2.6 Loan Agreement between JAWZ Inc., and Thomson & Kernaghan & Co. Limited, dated March 29, 2001.

2.7 Security Agreement between JAWZ Inc., and Thomson & Kernaghan & Co. Limited, dated March 29, 2001.